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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of Earliest Event Reported): July 22, 2002

                        Adelphia Business Solutions, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-21605                                25-1669404
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      (Commission File Number)             (I.R.S. Employer Identification No.)

One North Main Street
Coudersport, PA                                            16915-1141
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(Address of Principal Executive offices)                   (Zip Code)

                                 (814) 274-9830
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               (Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)
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Item 5.           Other Events.

At a meeting of the Board of Directors of Adelphia Business Solutions, Inc. (the "Company") held on July 22, 2002, John J. Rigas, James P. Rigas, Michael J. Rigas and Timothy J. Rigas resigned as officers and directors of the Company.

Following the resignations, the Company's Board of Directors consists of four members, Peter Venetis, Patrick Lynch, Edward Mancini and Robert Guth. Mr. Guth was elected a director, President and Chief Executive Officer of the Company at the July 22 meeting. He previously had been serving as the Company's Vice President of Business Operations.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ADELPHIA BUSINESS SOLUTIONS, INC.


                              By:      /s/ John Glicksman
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                              Name:    John Glicksman
                              Title:   Assistant Secretary and General Counsel



Date:   July 23, 2002